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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 22, 2008

                              SunCom Wireless, Inc.
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             (Exact name of registrant as specified in its charter)



       Delaware                    333-57715                   23-2930873
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   (State or other          (Commission File Number)      (I.R.S. Employer
    jurisdiction of                                        Identification No.)
    incorporation)


                                1100 Cassatt Road
                           Berwyn, Pennsylvania 19312
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          (Address of principal executive offices, including zip code)


                                 (610) 651-5900
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              (Registrant's telephone number, including area code)


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             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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



Item 8.01. Other Events.

On February 22, 2008, SunCom Wireless Holdings, Inc., our parent company, announced the consummation of the merger transaction with a wholly-owned subsidiary of T-Mobile USA, Inc., a wholly-owned subsidiary of Deutsche Telekom AG. A copy of the press release announcing the consummation of the merger is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibit:

    99.1  Press Release dated February 22, 2008 (incorporated by reference to
          Exhibit 99.1 to the Form 8-K of SunCom Wireless Holdings, Inc. filed February 22, 2008).


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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        SUNCOM WIRELESS, INC.



Dated: February 22, 2008                By: /s/ Eric Haskell
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                                            Eric Haskell
                                            Executive Vice President and
                                            Chief Financial Officer